EuroPac International Value Fund
NASDAQ Symbol: EPIVX

Summary Prospectus	April 7, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and Statement of Additional Information and other information about the Fund online at www.europacificfunds.com.  You may also obtain this information at no cost by calling 1-888-558-5851 or by sending an e-mail request to info@europacificfunds.com. The Fund's Prospectus and Statement of Additional Information, both dated April 7, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund’s investment objective is income and long term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	4.50%
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	2.00%
Wire fee or overnight check delivery fee	$15
Retirement account annual maintenance fee and redemption fee requests	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of your investment)

Management fees Distribution (Rule 12b-1) Fee	1.15% 0.25%
Other expenses[1]	0.52%
Acquired fund fees and expenses[1]	0.02%
Total annual fund operating expenses	1.94%
Fee waiver and/or expense reimbursements[2]	(0.17%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	1.77%

[1]	“Other expenses” and “Acquired fund fees and expenses” have been estimated for the current fiscal year.
[2]
The Fund’s advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding acquired fund fees and expenses) do not exceed 1.75% of average daily net assets of the Fund.  This agreement is in effect until March 31, 2011, and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid for three years from the date of any such waiver or payment.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EuroPac International Value Fund:

One Year	Three Years
$180	$589

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  The Fund is newly-created and, as a result, does not have a portfolio turnover rate.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies located in Europe and the Pacific Rim.  The Fund’s advisor considers a country to be part of Europe if it is part of the MSCI European indexes and part of the Pacific Rim if any of its borders touches the Pacific Ocean.  In addition, under normal market conditions the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in non-US companies.  The Fund will invest in large-, mid-, and small-capitalization companies that are considered by the Advisor to be value oriented and dividend paying companies.  The Fund's investments in equity securities may also include preferred stock, convertible securities, warrants and options on equities and stock indices.  The Fund may also invest in exchange-traded funds ("ETFs").

The Fund seeks to identify countries, and industries within those countries that are best positioned to perform relative to other countries and industries.  In making this determination a number of considerations are taken into account such as expectations for change in valuation of foreign currency, changes in world demand for products or services, diversification of foreign trade practices, policy changes of the foreign government, and expectations for fundamental factors such as interest rates, inflation and GDP growth.  Following selection of countries and industries, the Fund will use a bottom-up approach to select individual companies. A number of qualitative and quantitative factors are considered when selecting the companies such as dividend yield, valuation versus growth, capital structure, quality of management, corporate governance practices, liquidity, strengths and opportunities versus the peer group, and business specific risk. The Fund also seeks to identify companies with minimal revenue exposure to the U.S. markets.  The Fund will generally hold 50 to 60 securities and seeks low portfolio turnover.

Principal Risks of Investing

The Fund’s principal risks are mentioned below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

Market Risk.  The Fund’s share price may be affected by a sudden decline in the market value of an investment, or by an overall decline in the stock market.  In addition, the Fund’s investments may underperform particular sectors of the equity market or the equity market as a whole.

Foreign Securities Risk.  The prices of foreign securities may be more volatile because of economic conditions abroad, political developments, and changes in the regulatory environment.  In addition, changes in currency and exchange rates may adversely affect share prices.

Emerging Market Risk.  Many of the risks with respect to foreign investments are more pronounced for investments in emerging market countries. Emerging market countries may have government exchange controls, more volatile currency exchange rates, less market regulation, and less developed securities markets and legal systems.  Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and economic conditions of their trading partners.

Small or Mid-Cap Company Risk.  Investments in securities of small and mid-sized companies may involve greater risks than investing in large capitalization companies because small and mid-sized companies generally have a limited track record and their shares tend to trade infrequently or in limited volumes.

Liquidity Risks. Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of the investments that it holds, or may only be able to sell those investments at less than desired prices. This risk may be more pronounced for the Fund’s investments in developing countries.

Risks Affecting Specific Issuers. The value of an equity security may decline in response to developments affecting the specific issuer, even if the overall industry or economy is unaffected. These developments may include a variety of factors, such as management problems or corporate disruption, declines in revenues and increases in costs, and factors that affect the issuer’s competitive position.

Preferred Stock Risk.  The prices of preferred stocks typically respond to interest rate changes, decreasing in value if interest rates rise and increasing in value if interest rates fall.

Convertible Securities Risk.  The value of convertible securities may be affected by changes in interest rates, the creditworthiness of their issuers, and the ability of those issuers to repay principal and to make interest payments.

Warrants Risk.  Warrants may lack a liquid secondary market for resale.  The prices of warrants may fluctuate as a result of speculation or other factors.  In addition, the price of the underlying security may not reach, or have reasonable prospects of reaching, a level at which the warrant can be exercised prudently.

Options on Stock and Stock Indices Risk. The Fund may not fully benefit from or may lose money on options if changes in their value do not correspond as anticipated to changes in the value of the underlying securities.  If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.  Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance.

ETF Risk. Investing in one or more ETFs will generally expose the Fund to the risks associated with owning the underlying securities the ETF is designed to track and to management and other risks associated with the ETF itself.   The potential lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.  In addition, as an ETF investor the Fund will bear a proportionate share of an ETF’s fees and expenses, which may adversely affect the Fund’s performance.

Management Risk.  The Fund is an actively managed portfolio, and the value of the Fund’s investments may be reduced if management pursues unsuccessful investment strategies, fails to correctly identify market risks affecting the broader economy or specific companies in which the Fund invests, or otherwise engages in poor selection of investments for the Fund.

Performance
Because the Fund is new, it does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Investment Advisor

Euro Pacific Asset Management, LLC (the “Advisor”)

Portfolio Manager

James Nelson, CFA, Portfolio Manager, has been the portfolio manager of the Fund since its inception on April 7, 2010.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$250
Direct Retirement Accounts	$2,500	$250
Automatic Investment Plan	$2,500	$250
Gift Account For Minors	$2,500	$250

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.